UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2012

Interline Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32380	03-0542659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On May 29, 2012, Interline Brands, Inc. (the “Company”) distributed certain communications materials to employees, customers and suppliers of the Company concerning the Company’s entry into a definitive agreement to be acquired by affiliates of GS Capital Partners L.P. and P2 Capital Partners, LLC, which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and which are incorporated herein by reference.

On May 29, 2012, the Company also held a call with its employees during which the transaction was discussed.  The script for this call is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Forward-Looking Statements

Statements herein regarding the proposed transaction between Isabelle Holding Company Inc. (“Parent”), Isabelle Acquisition Sub Inc. (“Merger Sub”) and the Company, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the failure of the Company’s stockholders to approve the transaction.  Additional factors that may affect future results are contained in each company’s filings with the Securities and Exchange Commission (“SEC”), including each company’s Annual Report on Form 10-K for the year ended December 30, 2011, which are available at the SEC’s Web site http://www.sec.gov.  The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Important Additional Information will be Filed with the SEC:

In connection with the proposed transaction, the Company plans to file with the SEC a Proxy Statement.  Investors and security holders of the Company are urged to read the Proxy Statement and any other relevant documents filed with the SEC when they are available because they will contain important information about the Company, the proposed transaction and related matters.  The final Proxy Statement will be mailed to stockholders of the Company.  Investors and security holders of the Company will be able to obtain copies of the Proxy Statement, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov).  These documents may also be obtained for free from the Company by directing a request to the Company, Investor Relations, 701 San Marco Boulevard, Jacksonville, FL 32207 or at the Company’s Investor Relations page on its corporate website at http://ir.interlinebrands.com.

Participants in Solicitation

The Company and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction.  Information regarding the Company’s participants is available in the Company’s Annual Report on Form 10-K for the year ended December 30, 2011 and the Company’s proxy statement, dated March 23, 2012, for its 2012 annual meeting of stockholders, which are filed with the SEC.  Additional information regarding the interests of such participants will be included in the Proxy Statement to be filed with the SEC.

Item 9.01                                             Financial Statements and Exhibits

(d)                                              Exhibits

Exhibit No.	Exhibit
99.1	Communications materials for the Company’s employees, dated May 29, 2012.

99.2	Communications materials for the Company’s suppliers, dated May 29, 2012.

99.3	Communications materials for the Company’s customers, dated May 29, 2012.

99.4	Script for call with the Company’s employees, dated May 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

BY:	/s/ Michael Agliata
Michael Agliata
Vice President, General Counsel & Secretary

Date: May 29, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Communications materials for the Company’s employees, dated May 29, 2012.

99.2	Communications materials for the Company’s suppliers, dated May 29, 2012.

99.3	Communications materials for the Company’s customers, dated May 29, 2012.

99.4	Script for call with the Company’s employees, dated May 29, 2012.